UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2007

ADVANCED MEDICAL OPTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31257	33-0986820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 247-8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 30, 2007, Advanced Medical Optics, Inc. (“AMO”) sent a letter to Bausch & Lomb Incorporated, dated July 30, 2007, attached hereto as Exhibit 99.1. The letter shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Cautionary Statement Regarding Forward-Looking Statements

All statements regarding the proposed bid to acquire Bausch & Lomb Incorporated (“B&L”), including the expected impacts of combining AMO with B&L, anticipated scale and scope, combined product portfolios, efficiencies and productivity improvements, cost synergies, integration plans, regulatory review, expected cost savings, financing sources, divesture strategies, leverage and accretion, and forecasts of financial information and any other statements that refer to AMO’s plans or estimated future results, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in the exhibit include statements about future financial and operating results and the potential transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed therein. For example, AMO may decide not to pursue the transaction. In addition, if an agreement is reached with B&L, and the appropriate shareholder and regulatory approvals are not received, or either of the companies fails to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which AMO expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: risks associated with uncertainty as to whether the transaction will be completed and financed on acceptable terms, successfully integrating AMO and B&L, the failure to realize the synergies and other perceived advantages resulting from the transaction, costs and potential litigation associated with the transaction, the failure to obtain the approvals of shareholders, the inability to obtain, or meet conditions imposed for, applicable regulatory requirements relating to the transaction, the failure of either party to meet the closing conditions set forth in the definitive agreement, the ability to retain key personnel both before and after the transaction, each company’s ability to successfully execute its business strategies, unforeseen impacts of the recalls of eye care solutions, the extent and timing of regulatory approvals, and the extent and timing of market acceptance of new products or product indications, manufacturing, litigation, the procurement, maintenance, enforcement and defense of patents and proprietary rights, competitive conditions in the industry, business cycles affecting the markets in which any products may be sold, fluctuations in foreign exchange rates and interest rates, and economic conditions generally or in various geographic areas, including those set forth in AMO’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, especially in the “Risk Factors” sections and other SEC filings. AMO is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
99.1	Letter to Bausch & Lomb Incorporated, dated July 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Medical Optics, Inc.

By:	/s/ Aimee S. Weisner
Aimee S. Weisner
Executive Vice President, Administration,
General Counsel and Secretary

Date: July 30, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Bausch & Lomb Incorporated, dated July 30, 2007.